Exhibit 10.2

Conformed Copy

AMENDMENT NO. 8

dated as of December 14, 2009

to the CREDIT AGREEMENT

dated as of November 21, 2006

among

SANDRIDGE ENERGY, INC.

as the Borrower,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer

and

The Other Lenders Party Thereto

BANC OF AMERICA SECURITIES LLC,

Sole Lead Arranger and Sole Book Manager

AMENDMENT NO. 8

AMENDMENT (this “Amendment”) dated as of December 14, 2009 under the Credit Agreement dated as of November 21, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among SANDRIDGE ENERGY, INC., a Delaware corporation (f/k/a Riata Energy, Inc.) (the “Borrower”), each LENDER from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added where alphabetically appropriate to read:

“6% Convertible Preferred Stock” means the Borrower’s 6% Convertible Perpetual Preferred Stock to be issued on or about the date of the closing of the Permian Basin Acquisition, par value $0.001 per share, liquidation preference of $100 per share and with the terms set forth in the Certificate of Designation of the 6% Convertible Perpetual Preferred Stock.

“Permian Basin Acquisition” means the purchase of Oil and Gas Properties in the Permian Basin of Texas and New Mexico from Forest Oil Corporation and Forest Oil Permian Corporation by SandRidge Exploration and Production, LLC, a wholly-owned Subsidiary of the Borrower, pursuant to the Agreement for Purchase And Sale of Assets, dated as of November 25, 2009.

(b) Clause (g) of the definition “Indebtedness” is amended by inserting the following immediately after “Preferred Stock”:

“, the Convertible Preferred Stock and the 6% Convertible Preferred Stock”

(c) The definition of “Consolidated Leverage Ratio” is amended by inserting the following immediately prior to the period at the end thereof:

“; provided, further, that for purposes of determining the Consolidated Leverage Ratio as of December 31, 2009, if the closing of the Permian Basin Acquisition has not occurred on or prior to such date, the amount referred to in clause (a) shall be calculated net of the total aggregate amount of cash and Cash Equivalents reflected on the consolidated balance sheet of the Borrower and its Subsidiaries as of such date”

(d) Section 7.06(d) of the Credit Agreement is amended by deleting the word “and” after the end of clause (iii) thereof and inserting the following new clause “(v)” immediately following clause (iv) thereof:

“so long as no Default, Event of Default or Borrowing Base Deficiency exists at the time of such payment, the Borrower may pay regular semi-annual cash dividends on shares of its 6% Convertible Preferred Stock in an amount not exceeding $6.00 per share per annum; and”

SECTION 3. Representations of the Borrower. The Borrower represents and warrants that, both before and immediately after giving effect to this Amendment pursuant to Section 6 hereof, (i) the representations and warranties set forth in Article V of the Credit Agreement will be true and correct and (ii) no Default or Event of Default will have occurred and be continuing.

SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 6. Effectiveness. This Amendment shall become effective on and as of the date hereof provided that the Administrative Agent shall have received counterparts hereof signed by each of the Required Lenders and the Borrower.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Sandra M. Serie
Title: Vice President

BORROWER

SANDRIDGE ENERGY, INC.

By:	/s/ Dirk M. Van Doren
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 8

LENDERS

BANK OF AMERICA, N.A., as Lender

By:	/s/ Sandra M. Serie
Title: Vice President

Signature Page to Amendment No. 8

ALLIED IRISH BANKS P.L.C.

By:	/s/ Edward M. Fenk
Title: Vice President

By:	/s/ James Giordano
Title: Assistant Vice President

Signature Page to Amendment No. 8

BARCLAYS BANK PLC

By:	/s/ Sam Yoo
Title: Asst. Vice President

Signature Page to Amendment No. 8

THE BANK OF NOVA SCOTIA

By:	/s/ David G. Mills
Title: Managing Director

Signature Page to Amendment No. 8

BANK OF OKLAHOMA, N.A.

By:	/s/ Mike Weatherholt
Title: Assistant Vice President

Signature Page to Amendment No. 8

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ James V. Ducote
Title: Director

Signature Page to Amendment No. 8

BNP PARIBAS

By:	/s/ Polly Schott
Title: Director

By:	/s/ Betsy Jocher
Title: Director

Signature Page to Amendment No. 8

CALYON NEW YORK BRANCH

By:	/s/ Mark A. Roche
Title: Managing Director

By:	/s/ Sharada Manne
Title: Director

Signature Page to Amendment No. 8

COMERICA BANK

By:	/s/ V. Mark Fuqua
Title: Senior Vice President

Signature Page to Amendment No. 8

COMPASS BANK

By:	/s/ Kathleen J. Bowen
Title: Senior Vice President

Signature Page to Amendment No. 8

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Nupur Kumar
Title: Vice President

By:	/s/ Kevin Buddhdew
Title: Associate

Signature Page to Amendment No. 8

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Erin Morrissey
Title: Vice President

By:	/s/ Enrique Landaeta
Title: Vice President

Signature Page to Amendment No. 8

FORTIS CAPITAL CORP.

By:	/s/ Michaela Braun
Title: Vice President

By:	/s/ Chad Clark
Title: Director

Signature Page to Amendment No. 8

GOLDMAN SACHS BANK USA

By:	/s/ John Makrinos
Title: Authorized Signatory

Signature Page to Amendment No. 8

JPMORGAN CHASE BANK, N.A.

By:	/s/ Mark E. Olsen
Title: Vice President

Signature Page to Amendment No. 8

MIDFIRST BANK

By:	/s/ Shawn D. Brewer
Title: Vice President

Signature Page to Amendment No. 8

MORGAN STANLEY BANK, N.A.

By:	/s/ Ryan Vetsch
Title: Authorized Signatory

Signature Page to Amendment No. 8

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Title: Authorized Signatory

Signature Page to Amendment No. 8

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ David Slye
Title: Senior Vice President

Signature Page to Amendment No. 8

SUN TRUST BANK

By:	/s/ Yann Pirio
Title: Director

Signature Page to Amendment No. 8

UNION BANK, N.A. (f/k/a Union Bank of California, N.A.)

By:	/s/ Whitney Randolph
Title: Union Bank

Signature Page to Amendment No. 8

WELLS FARGO BANK, NA

By:	/s/ Catherine Stacy
Title: Assistant Vice President

Signature Page to Amendment No. 8